UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

MOSAIC ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38246	98-1380306
(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue New York, NY	10152
(Address of principal executive offices)	(Zip Code)

(212) 763-0153
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Effective December 21, 2018, Mosaic Acquisition Corp. changed its jurisdiction of incorporation  from Cayman Islands (the “Cayman Company”) to the State of Delaware (the “Domestication”). We refer to Mosaic Acquisition Corp. following the Domestication as the “Company”. The Company discontinued its existence as a Cayman Islands exempted company as provided under the Cayman Islands Companies Law (2018 Revision) and, pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, each outstanding ordinary share of the Cayman Company has become, by operation of law, one share of common stock of the Company, as described in Item 8.01 below.

The Company’s units, common stock and warrants continue to be listed for trading on the New York Stock Exchange under the symbols “MOSC.U,” “MOSC” and “MOSC WS,” respectively. Upon effectiveness of the Domestication, the Company’s CUSIP numbers relating to its units, common stock and warrants changed to 61946M 209, 61946M 100 and 61946M 118, respectively.

The rights of holders of the Company’s common stock are now governed by its Delaware certificate of incorporation, its Delaware by-laws and the DGCL, each of which is described in the Cayman Company’s final proxy statement/prospectus dated December 3, 2018 relating to the Domestication, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on December 3, 2018 (the “Final Proxy Statement/Prospectus”). The Final Proxy Statement/Prospectus is part of the Company’s registration statement on Form S-4, which was filed with the Securities and Exchange Commission on November 5, 2018 and was amended on November 27, 2018 (Registration No. 333-228187). The sections of the Final Proxy Statement/Prospectus entitled “Material Tax Considerations of the Domestication,” “Description of Securities” and “Comparison of Corporate Governance and Shareholder Rights” are hereby incorporated by reference into this Item 3.03 and are included in Exhibit 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. The Delaware certificate of incorporation and the Delaware by-laws are filed as Exhibits 3.1 and 3.2 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The description of the certificate of incorporation and by-laws referenced above is a summary and does not purport to be a complete description of those documents and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2018, the Cayman Company held an extraordinary general meeting (the “Extraordinary General Meeting.” At the Extraordinary General Meeting, a total of 32,729,725 (75.9%) of the Company’s issued and outstanding ordinary shares held of record as of November 26, 2018, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.
Domestication Proposal: To approve by special resolution the change of Mosaic Acquisition Corp.’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

For	Against	Abstain
108,624,093	1,730,632	981,300

2.
Charter Proposal: To approve by special resolution, assuming the Domestication Proposal is approved and adopted, the adoption of the proposed new certificate of incorporation and bylaws of Mosaic Acquisition Corp. as part of the domestication.

For	Against	Abstain
30,999,093	1,730,632	0

3.
Adjournment Proposal: To approve by ordinary resolution the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the general meeting, any of the preceding proposals would not be duly approved and adopted by our shareholders.

For	Against	Abstain
30,922,469	1,807,256	0

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Extraordinary General Meeting was determined not to be necessary or appropriate.

Item 8.01 Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of common stock of the Company, as the successor to the Cayman Company are deemed to be registered under Section 12(b) of the Exchange Act.

In the Domestication, each of the Cayman Company’s outstanding Class A ordinary shares and Class F ordinary shares has become, by operation of law, one share of the Company’s Class A common stock or Class F common stock, respectively. Consequently, each holder of a Cayman Company unit, Class A ordinary share, Class F ordinary share or warrant immediately prior to the Domestication now holds a unit, share of Class A common stock, share of Class F common stock or warrant representing the same proportional equity interest in the Company as that shareholder held in the Cayman Company and representing the same class of security.

It is not necessary for stockholders to exchange their existing Cayman Company share certificates for new stock certificates of the Company. Until surrendered and exchanged, each certificate evidencing Cayman Company ordinary shares will be deemed for all purposes of the Company to evidence the identical number of shares of the Company’s common stock. Holders of uncertificated shares of the Cayman Company immediately prior to the Domestication continued as holders of uncertificated common stock of the Company upon effectiveness of the Domestication.

The business, assets and liabilities of the Company and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, were the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of the Company immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of the Cayman Company immediately prior to the Domestication.

If you are a U.S. holder of the Company’s units, Class A common stock, Class F common stock or warrants, you may be subject to U.S. federal income tax as a result of the Domestication unless you make a timely election on your filing with the Internal Revenue Service. In addition, if you are a non-U.S. holder of the Company’s units, Class A common stock, Class F common stock or warrants, you may become subject to withholding tax on any dividends paid on such common stock subsequent to the effectiveness of the Domestication, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and you provide proper certification of its eligibility for such reduced rate. Holders of the Company’s units, Class A common stock, Class F common stock and warrants are urged to review the section of the Final Proxy Statement/Prospectus entitled “Material Tax Considerations of the Domestication.” That section is hereby incorporated by reference into this Item 8.01 and is included in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
3.1	Certificate of Incorporation of Mosaic Acquisition Corp.

3.2	By-laws of Mosaic Acquisition Corp.

4.1	Form of Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 filed with Mosaic Cayman’s registration statement on Form S-4 filed on November 5, 2018).

4.2	Form of Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 filed with Mosaic Cayman’s registration statement on Form S-4 filed on November 5, 2018).

4.3	Form of Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 filed with Mosaic Cayman’s registration statement on Form S-4 filed on November 5, 2018).

99.1	The section entitled “Material Tax Considerations of the Domestication” on pages 46 to 54 of Mosaic Cayman’s Final Proxy Statement/Prospectus filed pursuant to Rule 424(b)(3) on December 3, 2018.

99.2	The section entitled “Description of Securities” on pages 92 to 108 of Mosaic Cayman’s Final Proxy Statement/Prospectus filed pursuant to Rule 424(b)(3) on December 3, 2018.

99.3
The section entitled “Comparison of Corporate Governance and Shareholder Rights” on pages 109 to 112 of Mosaic Cayman’s Final Proxy Statement/Prospectus filed pursuant to Rule 424(b)(3) on December 3, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSAIC ACQUISITION CORP.

Date: December 21, 2018	By:	/s/ William H. Mitchell
	Name:	William H. Mitchell
	Title:	Chief Financial Officer